STATE OF CALIFORNIA --
BUSINESS, TRANSPORTATION AND HOUSING AGENCY                PETE WILSON, Governor
DEPARTMENT OF CORPORATIONS
            San Francisco, California
             OCT 3 1997

                                                       [GRAPHIC OMITTED]

                                             IN REPLY REFER TO:
                                              FILE NO: 995--2764

Mr. Rafael Aquirre-Sacasa
Evers & Andelin, LLP
155 Montgomery Street, 12th Floor
San Francisco, CA 94104

Re- ZAP Power Systems

Dear Mr. Aquirre-Sacasa

We are enclosing the Order issued in the above-entitled matter.

The registration of the offer and sale of franchises requested in the application filed on September 18, 1997, is effective until April 20, 1998.

Please note that pursuant to section 31121, a registration renewal application must be filed no later than 15 business days prior to the expiration of the registration.

There is no stop order in effect pursuant to section 31115 of the Franchise Investment Law.

Sincerely,

/s/ W. ANTHONY COLBERT

W. ANTHONY COLBERT
Corporations Counsel
Securities Regulation Division
(415) 557-1815

Enclosure

LOS ANGELES 90010-3001      SACRAMENTO 95814-2725          SAN DIEGO 92101-3697
3700 WILSHIRE BOULEVARD       980 NINTH STREET               1350 FRONT STREET
(213) 736-2741                  (916) 445-7205                 (619) 525-4233

                            SAN FRANCISCO 94102-5303
                               1390 MARKET STREET
                                 (415) 557-3787

                              STATE OF CALIFORNIA
                  BUSINESS, TRANSPORTATION AND HOUSING AGENCY
                           DEPARTMENT OF CORPORATIONS

                                                               File No. 995-2764

Applicant- ZAP Power Systems

                                     ORDER
                        DESIGNATING REGISTRATION PERIOD

         The registration of the offer and sale of franchises requested in the application filed on September 18, 1997, will terminate April 20, 1998.

Dated:   San Francisco, California
              OCT 3 1997


                                                BRIAN A. THOMPSON, Chief Deputy
                                                Commissioner of Corporations


                                                By /s/ W. ANTHONY COLBERT
                                                   -----------------------------
                                                W. ANTHONY COLBERT
                                                Corporations Counsel

995-27634

                   ZAP POWER SYSTEMS
--------------------------------------------------------------------------------

                        DBA: ZAP ELECTRIC VEHICLE OUTLET
No.C 458383
9-18-97
-------------
Filing Date             Cash / /                  ACCTS. REC/REIMB

____Coordinations       Ck.  /X/    $ 675.00

____Notifications       M.O. / /                  REMARKS:

____Non-Issuer Not.

____Permits                       FRANCHISE REGISTRATION         ORIGINAL
                                                                 RECEIPT
____Amendments

____Transfers

____Broker-Dealers                _____LICENSE $___________

____Investment Adv.                    Invest. $____________

____Agent's Certs.
                                                 STATE OF CALIFORNIA
____Copies                                   DEPARTMENT OF CORPORATIONS

____Other Revenue            (I)      By ?????????           9/19/97
                                         ---------------------------------------
                                      ADM 578                Receipt Date
                                                             85 94914